UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2015
NorthStar Asset Management Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36301 (Commission File Number)	46-4591526 (I.R.S. Employer Identification No.)
(212) 547-2600
(Registrant's telephone number, including area code)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.
On November 16, 2015, NorthStar Asset Management Group Inc. (the “Company”) and its operating partnership, NSAM LP, a Delaware limited partnership (the “Borrower”), entered into a Revolving Bridge Credit Agreement (the “Credit Agreement”) with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) as arranger and administrative agent and certain lenders (“Lenders”) providing for a revolving credit facility with total Lender commitments equal to $100 million. Proceeds of loans under the credit facility may be used for general corporate and working capital purposes, including repurchases of the Company’s common stock.

Loans under the credit facility accrue interest at a rate per annum equal to LIBOR (subject to a floor of 0.75%) plus a margin of 3.25% and the unused portion of the facility bears a fee of 0.375% per annum. Amounts borrowed under the credit facility may be prepaid at any time without premium or penalty, subject to customary breakage costs if applicable. The credit facility matures on the earlier of April 15, 2016 and the closing of the Company’s acquisition of an 85% interest in Townsend Holdings LLC (“Townsend”), a global provider of investment management and advisory services, expected in early 2016. The Company intends to repay amounts borrowed under the Credit Agreement with proceeds from the $500 million debt financing which was committed by Morgan Stanley in connection with entering into the agreement to acquire Townsend.

The Borrower’s obligations under the Credit Agreement are guaranteed by the Company and certain domestic subsidiaries of the Company and secured by substantially all of the assets of the Company and the Guarantors, pursuant to the Master Guarantee Agreement, dated as of November 16, 2015, among the Company, the other guarantors party thereto from time to time and Morgan Stanley, as administrative agent.

The Credit Agreement includes customary affirmative and negative covenants including among other things financial reporting obligations and limitations on the incurrence of indebtedness, liens, fundamental changes, investments, loans advances, guarantees, acquisitions, asset sales and dividends, distributions and similar “restricted payments.” The Credit Agreement permits the Company and its restricted subsidiaries to incur additional indebtedness if the total net leverage ratio (consolidated net debt to consolidated EBITDA) would not exceed 2.75 to 1.00, in addition to other exceptions. The Credit Agreement also includes customary events of default including among other things failure to make payments when due, breach of covenants or representations, cross default to material indebtedness, material judgments, bankruptcy matters and change of control events. The occurrence of an event of default may result in termination of the credit facility, acceleration of repayment obligations and exercise of remedies by the Lenders with respect to the guarantees and collateral security.

The foregoing description of the Credit Agreement and the Master Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above related to the Credit Agreement and guarantee is incorporated by reference into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1
Revolving Bridge Credit Agreement, dated as of November 16, 2015, among NorthStar Asset Management Group Inc., as Parent, NSAM LP, as Borrower, the lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent

10.2
Master Guarantee Agreement, dated as of November 16, 2015, among NorthStar Asset Management Group Inc., the other Guarantors party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent

Safe-Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by words like “will,” “may,” “expect,” “would,” “seek,” “future,” “intends” or other similar words or expressions.  Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Such statements include, but are not limited to: the timing and amount of borrowings under the Credit Agreement; the Company’s ability to comply with the various affirmative and negative covenants contained in the Credit Agreement; whether the proceeds of borrowings under the Credit Agreement will be used for the intended purposes, including stock repurchases; whether the Company will complete its acquisition of an interest in Townsend on terms contemplated or at all; whether the Company will obtain the $500 million committed debt financing from Morgan Stanley in connection with the acquisition of Townsend on terms contemplated or at all; the Company’s use of leverage; the Company’s liquidity; and the Company’s future cash available for distribution. The Company does not guarantee that the assumptions underlying such forward-looking statements are free from errors. Additional factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company on the date of this report and the Company is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Asset Management Group Inc. (Registrant)

Date: November 19, 2015	By:	/s/ Ronald J. Lieberman Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Revolving Bridge Credit Agreement, dated as of November 16, 2015, among NorthStar Asset Management Group Inc., as Parent, NSAM LP, as Borrower, the lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent

10.2
Master Guarantee Agreement, dated as of November 16, 2015, among NorthStar Asset Management Group Inc., the other Guarantors party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent